                                                                    EXHIBIT 10.6

[REDACTED] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND THE WORD "REDACTED", HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                 Amendment No. 8

                       TO THE A330/A340 PURCHASE AGREEMENT

                          dated as of November 24, 1998

                                     between

                                 AVSA, S.A.R.L.,

                                       and

                             US AIRWAYS GROUP, INC.

This Amendment No. 8 (hereinafter referred to as the "Amendment") entered into as of December 22, 2004, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                                  WITNESSETH :

WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 and A340 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No.1 dated as of March 23, 2000, Amendment No. 2 dated as of June 29, 2000, Amendment No. 3 dated as of November 27, 2000, Amendment No. 4 dated as of September 20, 2001, Amendment No. 5 dated as of July 17, 2002, Amendment No. 6 dated as of March 29, 2003 and Amendment No. 7 dated as of August 30, 2004, is hereinafter called the "Agreement"; and

WHEREAS, the Buyer has requested, and the Seller, has agreed, on the terms and conditions set forth in this Amendment, to adjust certain provisions of the Purchase Agreement as set forth herein;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and hereunder and words of similar import refer to this Amendment.

1.   DELIVERIES

     The delivery schedule for the Aircraft as set forth in Subclause 9.1.1 of the Agreement is hereby deleted and replaced with the following:

     QUOTE

     Aircraft No.   Type         Scheduled Delivery Month
     ------------   ----------   ------------------------
     [REDACTED]     [REDACTED]   [REDACTED] 2008
     [REDACTED]     [REDACTED]   [REDACTED] 2008
     [REDACTED]     [REDACTED]   [REDACTED] 2008
     [REDACTED]     [REDACTED]   [REDACTED] 2008
     [REDACTED]     [REDACTED]   [REDACTED] 2009
     [REDACTED]     [REDACTED]   [REDACTED] 2009
     [REDACTED]     [REDACTED]   [REDACTED] 2009
     [REDACTED]     [REDACTED]   [REDACTED] 2009
     [REDACTED]     [REDACTED]   [REDACTED] 2009
     [REDACTED]     [REDACTED]   [REDACTED] 2009

     UNQUOTE

2.   PAYMENTS

     Exhibit A to Letter Agreement No. 1 to Amendment No. 6 of the Agreement is hereby deleted and replaced with Exhibit A to this Amendment.

3.   COURT APPROVAL

     The parties acknowledge and agree that the effectiveness of this Amendment, including any letter agreements hereto, is subject to and expressly conditioned upon the approval of the United States Bankruptcy Court for the Eastern District of Virginia (the "Court") in the pending bankruptcy proceedings of US Airways, Inc., et al, as debtors (Case No. 04-13819) ("the Chapter 11 Case"). A motion for such approval shall be submitted by the Buyer as soon as practicable following the execution hereof and in any event within the period required in order that such motion may be heard at the Omnibus Hearing currently scheduled for January 27, 2005. The Buyer shall, in addition, use commercially reasonable efforts to permit this Amendment and any related documents to be filed in redacted form in a manner satisfactory to the parties and consistent with previously filed redacted documents.

4.   EFFECT OF AMENDMENT

     Subject to receipt of Court approval, as required by Paragraph 3 above, the provisions of this


                                      2/4

     Amendment shall constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

     Both parties agree that this Amendment will constitute an integral, non-severable part of said Agreement, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

     Both parties agree that neither this Amendment nor the approval thereof, as provided in Paragraph 3 above, shall constitute an assumption of the Agreement or the Amendment under section 365 (a) of the Bankruptcy Code or otherwise in the Buyer's pending bankruptcy proceedings, and nothing contained herein shall be construed to constitute such an assumption, and the Buyer reserves all of its rights in such regard.

5.   GOVERNING LAW

     THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

6.   CONFIDENTIALITY

     In addition to the confidentiality provisions of Clause 22.4 of the Agreement, the Buyer and the Seller agree that the Buyer may disclose the terms and conditions of this Amendment to the parties to that ATSB loan agreement dated as of March 31, 2003, as amended, the Unsecured Creditors Committee in the Chapter 11 Case, any prospective lender to and/or equity investor in Buyer and their respective financial advisors and legal counsel; provided, however, that such parties agree to hold the terms and conditions of this Amendment confidential.

7.   COUNTERPARTS

     This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.


                                      3/4

     If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                     Yours sincerely,

US AIRWAYS GROUP, INC.                  AVSA, S.A.R.L.


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------


                                      4/4

                                                                       Exhibit A

                     A                             B                 C                D               E               D-E
------------------------------------------   ------------   ------------------   ----------   -----------------   ----------
                                                            SCHEDULED DELIVERY                AMOUT PAID BEFORE   NET AMOUNT
             PAYMENT DUE DATE                AIRCRAFT NO.          MONTH         AMOUNT DUE    AMENDMENT NO. 6        DUE
------------------------------------------   ------------   ------------------   ----------   -----------------   ----------
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 29, 2003 - Amendment No. 6 signature    [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
February 1, 2007                              [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
July 1, 2007                                  [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
September 1, 2007                             [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
August 1, 2007                                [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
November 1, 2007                              [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
January 1, 2008                               [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 1, 2008                                 [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
May 1, 2008                                   [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 1, 2008                                 [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]

May 1, 2008                                   [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
July 1, 2008                                  [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
September 1, 2008                             [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
November 1, 2008                              [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
January 1, 2009                               [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
September 1, 2008                             [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
November 1, 2008                              [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
December 1, 2008                              [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
March 1, 2009                                 [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
May 1, 2009                                   [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
June 1, 2009                                  [REDACTED]        [REDACTED]       [REDACTED]       [REDACTED]      [REDACTED]
TOTALS                                                                           [REDACTED]       [REDACTED]      [REDACTED]

NOTE: The Buyer and the Seller acknowledge that all due dates and amounts due in column "A" and "D" respectively are valid only for [REDACTED] based on the scheduled delivery year and month of the relevant Aircraft. In the event that the Buyer exercises its right to convert any [REDACTED] Aircraft into another aircraft type pursuant to the Buyer's Conversion Rights, then the relevant amounts due in respect of any converted aircraft will be adjusted [REDACTED] for the new aircraft type so converted from [REDACTED] Aircraft as compared with the [REDACTED] for the relevant [REDACTED] Aircraft.